UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                              Amendment Number One
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                     February 13, 2007 (September 15, 2006)
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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           FLORIDA                   0-28331                    84-1047159
(State of Incorporation or   (Commission File Number)         (I.R.S. Employer
        organization)                                        Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note:

This amendment number one is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by China Direct Trading Corp., a Florida corporation, ("Company" or "China Direct") on September 18, 2006 with the Commission, to include the historical financial statements of the business acquired, Capstone Industries, Inc. ("Capstone"), and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired. The following financial statements of Capstone Industries, Inc. are filed as Exhibit 99.2 to this report and incorporated in their entirety into this Item 9.01(a) by reference: audited balance sheets as of December 31, 2005 and 2004, audited statements of operations and retained earnings for the years ended December 31, 2005 and 2004, and audited statements of cash flows for the years ended December 31, 2005 and 2004 in each case with a report by Goldstein Lewin & Co., Certified Public Accountants, and

     (b) Pro Forma Financial Information. The Pro Forma Condensed Combined Financial Information for the year ended December 31, 2005, and the nine months ended September 30, 2006 is furnished as Exhibit 99.3 to this report and incorporated in its entirety into this Item 9.01(b) by reference.

The Pro Forma Condensed Combined Financial Information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of China Direct's acquisition of Capstone on the financial position and results of operation of China Direct and is presented for information purposes only. The Pro Forma Condensed Combined Financial Information does not reflect the effects of any anticipated changes to be made by China Direct to the operations of the combined companies, including synergies and cost savings and does not include one time charges expected to result from the merger. The Pro Forma Condensed Combined Financial Information should not be construed to be indicative of China Direct's future results of operations or financial position.


     (c) Exhibits

         See the Exhibit Index immediately following the signature page.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                            CHINA DIRECT TRADING CORPORATION

                            Date:          February 20, 2007
                            By: /s/ Howard Ullman_______________________
                            Howard Ullman, Chief Executive Officer,
                            President and Chairman

EXHIBIT INDEX

EXHIBIT NUMBER                    DESCRIPTION

         2.1 Stock Purchase Agreement, dated September 15, 2006, by and among China Direct Trading Corporation, Capstone Industries, Inc. and Certain Selling Shareholders (1).

         23.1     Consent of Independent Registered Public Accountants

         99.1 Press Release, dated September 18, 2006, issued by China Direct Trading Corp. concerning the acquisition of Capstone Industries, Inc. (2)

         99.2     Financial Statements of Capstone Industries, Inc.:

                  Report of Independent Auditors
                  Balance Sheets as of December 31, 2005 and 2004
                  Statements of Operations and Retained Earnings for the years ended December 31, 2005 and 2004
                  Statements of Cash Flows for the years ended December 31, 2005 and 2004
                  Notes to Financial Statements

         99.3 Pro forma condensed combined financial information as of and for year ended December 31, 2005
------------
(1) Attached as Exhibit 2.1 to the Form 8-K, dated September 15, 2006, and filed by China Direct Trading Corporation with the Commission on September 18, 2006.
(2) Attached as Exhibit 99.1 to the Form 8-K, dated September 15, 2006, and filed by China Direct Trading Corporation with the Commission on September 18, 2006.